                                                                   EXHIBIT 10.38

                               WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of September 30, 1996 (the "Effective Date") between CARVER CORPORATION, a Washington corporation (the "Company"), and MARTIN RUTSTEIN (hereinafter referred to as the "Holder").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company proposes to issue to the Holder the right (the "Warrants") to purchase up to 120,000 shares (the "Shares") of Common Stock of the Company, par value $.01 per share (the "Common Stock") at exercise prices ranging from $1.50 to $2.125 per share in connection with Holder's assistance in connection with the purchase of equity securities of the Company by certain affiliates of Renwick Capital Management, Inc.

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Grant.  The Holder is hereby granted the right to purchase, at any
         -----
time from the Effective Date until 5:00 P.M., New York time, on the September 30, 2001 (the "Warrant Exercise Term"), up to 120,000 fully-paid and non-assessable Shares at an initial exercise price (subject to adjustment as provided in Article 6 hereof) ("Exercise Price") as follows:

         (a) $1.50 per share if the Warrants are exercised at any time between the Effective Date and 5:00 P.M., New York time, on September 30, 1998;

         (b) $1.75 per share if the Warrants are exercised on or between October 1, 1998 and 5:00 P.M., New York time, on September 30, 1999;

         (c) $2.00 per share if the Warrants are exercised on or between October 1, 1999 and 5:00 P.M., New York time, on September 30, 2000; and

         (d) $2.125 per share if the Warrants are exercised on or between October 1, 2000 and 5:00 P.M., New York time, September 30, 2001.

     The purchase rights granted hereunder shall terminate at 5:00 New York time, on the September 30, 2001. Holder acknowledges and agrees that the rights granted hereby are in full and complete satisfaction of any claim on its part for

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

compensation in connection with any services performed by Holder for the Company.

     2.  Warrant Certificates.  The warrant certificates (the "Warrant
         --------------------
Certificates") delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate
         ---------
insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3.  Exercise of Warrant.  The Warrants are exercisable at the prices set
         -------------------
forth in Section 1 hereof, payable in cash, by certified or official bank check in New York Clearing House Funds payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's principal offices (currently located at 20121 48th Avenue West, Lynnwood, Washington 98036), Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of Holder, in whole or in part (but not as to fractional Shares) in increments of at least 15,000 shares (or, if the number of shares available for purchase is less than 15,000, such lesser amount). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

     4.  Issuance of Certificates.  Upon the exercise of the Warrants, the
         ------------------------
issuance of certificates for the Shares purchased shall be made as promptly as practicable (and in any event within five business days thereafter) without charge to Holder including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of Holder, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in the name other than that of the Holder (which may not occur except in compliance with Articles 5 and 14 below) and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or Vice President of the Company attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     Upon exercise, in part or in whole, of the Warrants, certificates representing the Shares shall bear a legend substantially similar to the following:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUCH SECURITIES MAY NOT BE OFFERED FOR RESALE, SOLD, ASSIGNED OR OTHERWISE HYPOTHECATED FOR VALUE (INCLUDING BY ANY PLEDGEE) UNLESS (A) THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND THE SECURITIES LAWS OF ALL APPLICABLE STATES OF THE UNITED STATES, OR (B) THE SECURITIES ARE OFFERED AND SOLD IN COMPLIANCE WITH AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND, AT THE OPTION OF THE COMPANY, THE HOLDER PROVIDES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO SUCH EFFECT.

     5.  Restriction on Transfer of Warrants.  By acceptance of a Warrant
         -----------------------------------
Certificate Holder represents and agrees that Holder is acquiring the Warrants evidenced thereby, and that upon exercise thereof it will acquire the Shares, with its own funds for its own account and not with a view to any sale, distribution or transfer thereof in violation of the Securities Act of 1933, as amended (the "Act") and acknowledges and agrees that the Warrants and the Shares may not be sold, transferred or otherwise disposed of without registration under the Act or any applicable exemption from the registration requirements of the Act. Holder further acknowledges that the Shares will not be issued pursuant to the exercise of a Warrant unless the exercise of the Warrant and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including without limitation, the Act, and other federal and state securities laws and regulations and the requirements of any stock exchange on which the Shares may then be listed, as established to the reasonable satisfaction of Company. The shares are subject to a Registration Rights Agreement of even date herewith between the Company and the Holder.

     6.  Price.
         ------

         6.1  Initial and Adjusted Exercise Price.  The initial
              -----------------------------------
exercise price of each Warrant shall be as set forth in Section 1 hereof. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

          6.2  Exercise Price.  The term "Exercise Price" shall mean the initial
               --------------
exercise price or the adjusted exercise price, depending upon the context.

     7.  Exercise Price Adjustments.  The Exercise Price in effect at any time
         --------------------------
and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the lesser of the current market price of the Common Stock (as defined in Subsection (h) below) on the record date mentioned below, or the Exercise Price on such record date (the lesser of such two being the "Adjustment Trigger Price") the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Adjustment Trigger Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

         (c) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (h) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Such adjustment shall be made successively whenever such a record date is fixed.

         (d) In case the Company shall issue shares of its Common Stock [excluding shares issued (i) in any of the transactions described in Subsection
(a) or (b) above, (ii) any Permitted Issuance (as defined in Subsection (m) below), (iii) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, or issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Article (7) (without regard to Subsection (i) below) with respect to the transaction giving rise to such rights] for a consideration per share (the "Offering

Price") less than the Adjustment Trigger Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received or to be received [determined as provided in Subsection
(g) below] for the issuance of such additional shares would purchase at the Adjustment Trigger Price and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

         (e) In case the Company shall issue any securities convertible into or exchangeable for its Common Stock [excluding securities issued in transactions described in Subsections (b) and (c) above] for a consideration per share of Common Stock (the "Conversion Price") initially deliverable upon conversion or exchange of such securities [determined as provided in Subsection (g) below] less than the Adjustment Trigger Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received or to be received [determined as provided in Subsection (g) below] for such securities would purchase at the Adjustment Trigger Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

         (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a), (b), (c), (d) and (e) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date of such adjustment and dividing the product so obtained by the Exercise Price, as adjusted, such quotient to be rounded up to the next whole number.

         (g) For purposes of any computation respecting consideration received pursuant to Subsections (b), (c), (d) and

(e) above the following shall apply:

              (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith.

              (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

              (iii) in the case of the issuance of options, warrants or other securities exercisable for, convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof [the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Subsection (g)]. If such securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or a decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, any adjustments made pursuant to this
Article 7, and any subsequent adjustments based thereon, shall upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, warrants, rights and securities not already exercised, converted or exchanged prior to such increase or decrease becoming effective, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise of any such options, warrants or rights or the conversion or exchange of such securities in accordance with their terms. Furthermore, upon the expiration of any such options, warrants or rights, the termination of any such rights to convert or exchange, the Exercise Price and number or kind of shares purchasable upon exercise of Warrants shall forthwith be readjusted to such Exercise Price or number or nature of securities as would have been obtained had the adjustment which was made upon the issuance of such options, warrants, rights or securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights or upon the conversion or exchange of such securities.

         (h)  For the purpose of any computation under

Subsections (b), (c), (d) and (e) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 30 consecutive business days before such date. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors, whose determination shall be conclusive.

         (i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments which by reason of this Subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 7, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

         (j) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly, but no later than 10 days after any event giving rise to an adjustment, cause a notice setting forth the adjusted Exercise Price, adjusted number of Shares issuable upon exercise of each Warrant and information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm certifying to the correctness of such computation shall be conclusive evidence of the correctness of such adjustment. No adjustment of the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrants shall made upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any option, warrant or convertible or exchangeable security if any adjustment shall previously have been made upon the issuance of such securities as above provided.

         (k) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (i), inclusive above.

         (l) Notwithstanding any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issued pursuant to this Agreement.

         (m) "Permitted Issuance" shall mean (i) shares issued in connection with an underwritten public offering, (ii) shares issued pursuant to the Company's employee benefit plans in existence on the Closing Date or as subsequently adopted with the approval of the shareholders of the Company in the manner required by any applicable law, (iii) shares of Common Stock in an amount not greater than ten percent of the Company's then outstanding shares of Common Stock issued to strategic partners, (iv) Common Stock issued as a stock dividend to holders of Common Stock or the Company's Series A Cumulative Convertible Preferred Stock (the "Series A Preferred") or upon any subdivision or combination of such shares, (v) shares issued upon conversion of Series A Preferred or as payment of dividends thereon, (vi) securities issued in connection with the merger or consolidation of the Company or any subsidiary with any other operating entity, or the exchange of securities for stock of another operating entity; (vii) the issuance of securities in connection with the purchase of all or substantially all of the assets of another operating business entity or a division of another operating business entity; (viii) the offering or issuance of securities in connection with the purchase of any tangible or intangible assets for use in the Company's business, including, without limitation, patents, trade secrets and leasehold interests, the lease of equipment by the Company, the provision of lease financing to the Company or the purchase of capital equipment by, the Company; (ix) shares of Common Stock (initially 250,000 shares) issuable upon exercise of warrants issued to Renwick Capital Management, Inc.; (x) shares of Common

Stock issued upon exercise of the Warrants; or (xi) shares of Common Stock issued upon exercise of the rights granted to Corporate Relations Group pursuant to that certain Agreement for Financial Public Relations Services dated as of August 22, 1996.

     8.  Exchange and Replacement of Warrant Certificates.  Each Warrant
         ------------------------------------------------
Certificate is exchangeable without expense, upon the surrender hereof by the Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     9.  Elimination of Fractions.  The Company shall not be required to issue
         ------------------------
certificates representing fractions of Shares upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Shares.

     10.  Right of First Refusal.  Holder will not Transfer (as defined below)
          ----------------------
all or any part of the Shares unless such Holder has made an Offer (also as defined below) to the Company and such Offer has not been accepted by the Company in the manner described below. The selling Holder shall first make a written offer (the "Offer") to the Company to sell the Shares that pertain to the proposed Transfer (the "Offer Shares"). A statement attached to the Offer shall set forth (i) the intention to Transfer; (ii) the name and address of the prospective transferee, if known; (iii) the amount of the Offer Shares; and (iv) any additional terms and conditions of the Transfer, including the proposed purchase price for the Offer Shares and any related expenses of disposition payable by the selling Holder (the "Transaction Expenses"). Within two (2) business days after its receipt of the Offer, the Company may, at its option, accept the Offer as to all, but not less than all, of the Offer Shares by delivering written notice to the selling Holder that the Company is electing to purchase the Offer Shares. The Company's right to purchase shall be at a price equal to the proposed purchase price set forth in the Offer net of the Transaction Expenses. If the Company does not elect to purchase all of the

Offer Shares, the selling Holder may transfer the Offer Shares to the prospective Transferee named in the statement attached to the Offer, such transfer to be made only in strict accordance with the terms set forth in such statement, and to be completed within 90 days following the expiration of the time provided for the election by the Company to purchase the Offer Shares, after which time any Transfer shall again become subject to all the restrictions of this Article. No Transfer of any right, title or interest in the Shares shall be effective, and the Company shall not record or recognize any such Transfer, until there has been compliance with the provisions of this Article. If no offer is made as herein required, the Company may nevertheless exercise its rights hereunder as to the Shares being Transferred and may do so at any time, even after the Transfer of the Shares. The restrictions on Transfer imposed by this
Article 10 shall expire and be of no further force or affect as of September 30, 2006. For purposes of this Article, "Transfer" shall mean to sell, assign, transfer, pledge, hypothecate, mortgage, incumber or dispose, during any one day, of more than two thousand (2,000) of the Shares; provided, however, that Transfer shall not include a transfer (i) by will or by the applicable laws of descent and distribution or (ii) for no consideration by way of gift of Shares to the spouse of a Holder or to his or her lineal descendants, or to a trust solely for his benefit or for the benefit of his or her spouse or lineal descendants, provided that the transferees, whether pursuant to (i) or (ii) above, take Shares subject to the transfer restrictions of this Article 10.


Each certificate evidencing any of the Shares shall bear a legend substantially as follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHTS OF FIRST REFUSAL FOR THE BENEFIT OF CARVER CORPORATION PURSUANT TO THE TERMS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF SEPTEMBER 30, 1996, AS AT ANY TIME AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR INCUMBERED EXCEPT IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."

     11.  Reservation and Listing of Securities.  The Company shall at all times
          -------------------------------------
reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by NASDAQ.

     12.  Notices to Warrant Holders.  Nothing contained in this Agreement
          --------------------------
shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company (other than under circumstances covered by Subsection 7(a) above); or

         (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor (other than under circumstances covered by Subsection 7(a) above); or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

         (d) reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety is proposed; or

         (e) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company; then, in any one or more of said events, the Company shall give written notice to the Holder or Holders of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13.  Notices.  Any notice required to be given pursuant to this Agreement
          -------
shall be given in writing. Any notice, consent, approval, demand and other communication in connection with this Agreement shall be deemed to be given if given in writing (including facsimile, telecopy or similar transmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telecopy by receipt of a telecopy transmission confirmation) or (b) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United States mails (i) with first-class postage prepaid and registered or certified, with return receipt requested, or (ii) with express delivery postage prepaid, with receipt required for delivery.

     If to the Company, to it at 20121-48th Avenue West, Lynnwood, Washington 98036.

     If to any Investor, to it at R. Martin & Co., 480 Juneberry Road, Riverwoods, IL 60015.

     14.  Course of Dealing; Amendments, Waivers and Consents.  No course of
          ---------------------------------------------------
dealing between Holder, on one hand, and the Company, on the other hand, shall operate as a waiver of Holder's rights under this Agreement or any other Transaction Document. The Company acknowledges that if Holder, without being required to do so by this Agreement or any other Transaction Document, gives any notice of information to, or obtains any consent from, the Company, Holder shall not by implication have amended, waived or modified any provision of this Agreement or any other Transaction Document, or created any duty to give any such notice or information or to obtain such consent on any future occasion. No delay or omission on the part of Holder in exercising any right under this Agreement or any other Transaction Document shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No amendment, waiver or consent with respect to this Agreement shall be binding unless it is in writing and signed by each of the Company and the Holder. Any amendment or waiver effected in accordance with this
Section 14 shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible or exercisable) and each future holder of any of such securities and the Company.

     15.  Survival of Covenants; Assignability of Rights.  The Warrants may
          ----------------------------------------------
not be sold, assigned, or transferred except in compliance with Section 5 above. All covenants, agreements, representations and warranties of the Company made in this Agreement and any other written information delivered or furnished to any Investor in connection herewith or therewith shall inure to the benefit of each of the Holder and its respective successors and assigns and each permitted transferee of any Warrants (whether so expressed or not), but only if such transferee is (A) an affiliate, partner or stockholder of Holder or transferee or (B) a transferee or assignee of Warrants to purchase at least 25,000 Shares, as adjusted for any stock split, stock dividend or other recapitalization, provided in any event that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and provided, further, that the transferee or assignee agrees in writing to abide by and assume each and every duty and obligation of an Investor pursuant to this Agreement.

     16.  Governing Law.  This Agreement and each Warrant Certificate issued
          -------------
hereunder shall be deemed to be a contract made under the laws of the State of Washington and for all purposes shall be construed in accordance with the laws of said State without regard to the conflicts of laws provisions thereof.

     17.  Benefits of This Agreement.  Nothing in this Agreement shall be
          --------------------------
construed to give to any person or corporation other than the Company and the Holder and any other permitted registered holder or holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder and any other permitted holder or holders of the Warrant Certificates.


     18.  Entire Agreement.  This Agreement, the Warrant Certificates and the
          ----------------
Registration Rights Agreement between the Company and the original Holder set forth the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior or contemporaneous agreements, arrangements and understandings relating to the subject matter hereof, whether written or oral.

     19.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.

                                            CARVER CORPORATION


                                            By: /s/John P. World
                                                Name: John P. World
                                                Title: Executive Vice President


                                            Martin Rutstein


                                            /s/ Martin Rutstein

                                   EXHIBIT A

          THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER
      SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED
       UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY
        APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD
       EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
        SUCH LAWS, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144
       UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE
    DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO
       THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO
            COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM
                   REGISTRATION UNDER SUCH LAW IS AVAILABLE.

         THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
           CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT
                         AGREEMENT REFERRED TO HEREIN.

                           EXERCISABLE ON OR BEFORE
                 5:00 P.M., NEW YORK TIME, September 30, 2001

No. W-2                           __________

                              WARRANT CERTIFICATE

     This Warrant Certificate certifies that Martin Rutstein or registered assigns, is the registered holder of Warrants to purchase, at any time from September ___, 1996 until 5:00 P.M. New York City time on September 30, 2001 ("Expiration Date"), up to 70,000 fully-paid and non-assessable share(s) of common stock, $.01 par value ("Common Stock"), of Carver Corporation, a Washington corporation (the "Company"), at the exercise prices, subject to adjustment in certain events (the "Exercise Price"), as set forth in Section 1 of that certain Warrant Agreement dated as of September 30, 1996 between the Company and Martin Rutstein (the "Warrant Agreement"), upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement. Payment of the Exercise Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, any combination of cash or check, or by wire transfer of immediately available funds.

     This Warrant may not be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all rights evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by, reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock issuable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: September ___, 1996

                                      CARVER CORPORATION


                                      By: ______________________________________
                                         Name:
                                         Title:

                        [FORM OF ELECTION TO PURCHASE]

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ Shares of Common Stock and herewith tenders in payment for such securities, cash, certified or official bank check payable in New York Clearing House Funds to the order of Carver Corporation, any combination of cash or certified or official bank check in New York Clearing House funds, or by wire transfer of immediately available funds in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of ____________________, whose address is ______________________________, and that such Certificate be delivered to ____________________, whose address is
______________________________.



Dated:                   Signature: _______________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


______________________________


______________________________
(Insert Social Security or Other
Identifying Number of Holder)

                             [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED ____________________

hereby sells, assigns and transfers unto

__________________________________________________
(Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:                                Signature: _______________________________


(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


______________________________


______________________________
(Insert Social Security or Other
Identifying Number of Holder)